RESTATED ARTICLES OF INCORPORATION OF

                PACIFIC GAS AND ELECTRIC COMPANY

                     Dated November 18, 1992



RICHARD A. CLARKE and KENT M. HARVEY certify that:

     1.   They are the Chairman of the Board and Chief Executive
          Officer, and the Corporate Secretary, respectively, of Pacific Gas and Electric Company, a California corporation.

     2. The Articles of Incorporation of the corporation, as amended to the date of the filing of this certificate, including the amendments set forth herein but not separately filed (and with the omissions required by Section 910 of the Corporations Code) are restated as follows:

          FIRST:  That the name of said corporation shall be

                PACIFIC GAS AND ELECTRIC COMPANY.

          SECOND: The purpose of the corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

          The right is reserved to this corporation to amend the whole or any part of these Articles of Incorporation in any respect not prohibited by law.

          THIRD: That this corporation shall have perpetual existence.

          FOURTH: The corporation elects to be governed by all of the provisions of the General Corporation Law (as added to the California Corporations Code effective January 1, 1977, and as subsequently amended) not otherwise applicable to this corporation under Chapter 23 of said General Corporation Law.

          FIFTH: That the Board of Directors of this corporation shall consist of such number of directors, not less than fourteen
(14) nor more than seventeen (17), as shall be prescribed in the Bylaws.

          The Board of Directors by a vote of two-thirds of the whole Board may appoint from the Directors an Executive Committee, which Committee may exercise such powers as may lawfully be conferred upon it by the Bylaws of the Corporation. Such Committee may prescribe rules for its own government and its meetings may be held at such places within or without California as said Committee may determine or authorize.

          SIXTH: The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

          SEVENTH: The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaws, resolutions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code.

          EIGHTH: The total number of shares which this corporation is authorized to issue is eight hundred eighty-five million (885,000,000) of the aggregate par value of six billion eight hundred seventy-five million dollars ($6,875,000,000). All of these shares shall have full voting rights.

          Said eight hundred eighty-five million (885,000,000) shares shall be divided into three classes, designated as common stock, first preferred stock and $100 first preferred stock. Eight hundred million (800,000,000) of said shares shall be common stock, of the par value of $5 per share, seventy-five million (75,000,000) of said shares shall be first preferred stock, of the par value of $25 per share, and ten million (10,000,000) of said shares shall be $100 first preferred stock, of the par value of $100 per share.

                      FIRST PREFERRED STOCK
                 AND $100 FIRST PREFERRED STOCK

          The first preferred stock and $100 first preferred stock each shall be divided into series. The first series of first preferred stock shall consist of four million two hundred eleven thousand six hundred sixty-two (4,211,662) shares and be designated as Six Per Cent First Preferred Stock. The second series of first preferred stock shall consist of one million one hundred seventy-three thousand one hundred sixty-three (1,173,163) shares and be designated as Five and One-Half Per Cent First Preferred Stock. The third series of first preferred stock shall consist of four hundred thousand (400,000) shares and be designated as Five Per Cent First Preferred Stock. The remainder of said first preferred stock, viz., 69,215,175 shares, and all of the $100 first preferred stock may be issued in one or more additional series, as determined from time to time by the Board of Directors. Except as provided herein, the Board of Directors is hereby authorized to determine and alter the rights, preferences, privileges and restrictions granted to or imposed upon the first preferred stock or $100 first preferred stock or any series thereof with respect to any wholly unissued series of first preferred stock or $100 first preferred stock, and to fix the number of shares of any series of first preferred stock or $100 first preferred stock and the designation of any such series of first preferred stock or $100 first preferred stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

          The owners and holders of shares of said first preferred stock and $100 first preferred stock, when issued as fully paid, are and shall be entitled to receive, from the date of issue of such shares, out of funds legally available therefor, cumulative preferential dividends, when and as declared by the Board of Directors, at the following rates upon the par value of their respective shares, and not more, viz.: Six per cent (6%) per year upon Six Per Cent First Preferred Stock; five and one-half per cent (5-l/2%) per year upon Five and One-Half Per Cent First Preferred Stock; five per cent (5%) per year upon Five Per Cent First Preferred Stock; and upon the shares of each additional series of said first preferred stock and of each series of $100 first preferred stock the dividend rate fixed therefor; and such dividends on both classes of first preferred stock and $100 first preferred stock shall be declared and shall be either paid or set apart for payment before any dividend upon the shares of common stock shall be either declared or paid.

          Upon the liquidation or dissolution of this corporation at any time and in any manner, the owners and holders of shares of said first preferred stock and $100 first preferred stock issued as fully paid will be entitled to receive an amount equal to the par value of such shares plus an amount equal to all accumulated and unpaid dividends thereon to and including the date fixed for such distribution or payment before any amount shall be paid to the holders of said common stock.

          If any share or shares of first preferred stock and $100 first preferred stock shall at any time be issued as only partly paid, the owners and holders of such partly paid share or shares shall have the right to receive dividends and to share in the assets of this corporation upon its liquidation or dissolution in all respects like the owners and holders of fully paid shares of first preferred stock and $100 first preferred stock, except that such right shall be only in proportion to the amount paid on account of the subscription price for which such partly paid share or shares shall have been issued.

          The unissued shares of said first preferred stock and $100 first preferred stock may be offered for subscription or sale or in exchange for property and be issued from time to time upon such terms and conditions as said Board of Directors shall prescribe.

          The first three series of said first preferred stock, namely, the Six Per Cent First Preferred Stock, the Five and
One-Half Per Cent First Preferred Stock, and the Five Per Cent
First Preferred Stock, are not subject to redemption.

          Any or all shares of each series of said first preferred stock and $100 first preferred stock other than said first three series of first preferred stock may be redeemed at the option of this corporation, at any time or from time to time, at the redemption price fixed for such series together with accumulated and unpaid dividends at the rate fixed therefor to and including the date fixed for redemption. If less than all the outstanding shares of any such series are to be redeemed, the shares to be redeemed shall be determined pro rata or by lot in such manner as the Board of Directors may determine.

          Unless the certificate of determination for any series of the first preferred stock or the $100 first preferred stock shall otherwise provide, notice of every such redemption shall be published in a newspaper of general circulation in the City and County of San Francisco, State of California, and in a newspaper of general circulation in the Borough of Manhattan, City and State of New York, at least once in each of two (2) successive weeks, commencing not earlier than sixty (60) nor later than thirty (30) days before the date fixed for redemption; successive publications need not be made in the same newspaper. A copy of such notice shall be mailed within the same period of time to each holder of record, as of the record date, of the shares to be redeemed, but the failure to mail such notice to any shareholder shall not invalidate the redemption of such shares.

          From and after the date fixed for redemption, unless default be made by this corporation in paying the amount due upon redemption, dividends on the shares called for redemption shall cease to accrue, and such shares shall be deemed to be redeemed and shall be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from this corporation upon surrender of their certificates the amount payable upon redemption without interest. Or, if this corporation shall deposit, on or prior to the date fixed for redemption, with any bank or trust company in the City and County of San Francisco, having capital, surplus and undivided profits aggregating at least five million dollars ($5,000,000), as a trust fund, a sum sufficient to redeem the shares called for redemption, with irrevocable instructions and authority to such bank or trust company to publish or complete the publication of the notice of redemption (if this corporation shall not have theretofore completed publication of such notice), and to pay, on and after the date fixed for redemption, or on and after such earlier date as the Board of Directors may determine, the amount payable upon redemption of such shares, then from and after the date of such deposit (although prior to the date fixed for redemption) such shares shall be deemed to be redeemed; and dividends on such shares shall cease to accrue after the date fixed for redemption. The said deposit shall be deemed to constitute full payment of the shares to their respective holders and from and after the date of such deposit the shares shall be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from said bank or trust company the amount payable upon redemption of such shares, without interest, upon surrender of their certificates therefor, and except, also, any right which such shareholders may then have to exchange or convert such shares prior to the date fixed for redemption. Any part of the funds so deposited which shall not be required for redemption payments because of such exchange or conversion shall be repaid to this corporation forthwith. The balance, if any, of the funds so deposited which shall be unclaimed at the end of six (6) years from the date fixed for redemption shall be repaid to this corporation together with any interest which shall have been allowed thereon; and thereafter the unpaid holders of shares so called for redemption shall have no claim for payment except as against this corporation.

          All shares of the first preferred stock and $100 first preferred stock shall rank equally with regard to preference in dividend and liquidation rights, except that shares of different classes or different series thereof may differ as to the amounts of dividends or liquidation payments to which they are entitled, as herein set forth.

                          COMMON STOCK

          When all accrued dividends upon all of the issued and outstanding shares of the first preferred stock and $100 first preferred stock of this corporation shall have been declared and shall have been paid or set apart for payment, but not before, dividends may be declared and paid, out of funds legally available therefor, upon all of the issued and outstanding shares of said common stock.

          Upon the liquidation or dissolution of this corporation, after the owners and holders of such first preferred stock and $100 first preferred stock shall have been paid the full amount to which they shall have been entitled under the provisions of these Articles of Incorporation, the owners and holders of such common stock shall be entitled to receive and to have paid to them the entire residue of the assets of this corporation in proportion to the number of shares of said common stock held by them respectively.

          If any share or shares of common stock shall at any time be issued as only partly paid, the owners and holders of such partly paid share or shares shall have the right to receive dividends and to share in the assets of this corporation upon its liquidation or dissolution in all respects like the owners and holders of fully paid shares of common stock, except that such right shall be only in proportion to the amount paid on account of the subscription price for which such partly paid share or shares shall have been issued.

          The unissued shares of said common stock may be offered for subscription or sale or in exchange for property and be issued from time to time upon such terms and conditions as said
Board of Directors may prescribe.

              PROHIBITION AGAINST ASSESSMENTS

          Shares of such stock, whether first preferred, $100 first preferred stock or common stock, the subscription price of which shall have been paid in full, whether such price be par or more or less than par, shall be issued as fully paid shares and shall never be subject to any call or assessment for any purpose whatever. Shares of such stock, whether first preferred, $100 first preferred stock or common stock, a part only of the subscription price of which shall have been paid, shall be subject to calls for the unpaid balance of the subscription price thereof. But no call made on partly paid first preferred stock, partly paid $100 first preferred stock or partly paid common stock shall be recoverable by action or be enforceable otherwise than by sale or forfeiture of delinquent stock in accordance with the applicable provisions of the Corporations Code of California.

          If at any time, whether by virtue of any amendment of these Articles of Incorporation or any amendment or change of the law of the State of California relating to corporations or otherwise, any assessment shall, in any event whatever, be levied and collected on any subscribed and issued shares of said first preferred stock or $100 first preferred stock after the subscription price thereof shall have been paid in full, the rights of the owners and holders thereof to receive dividends and their rights to share in the assets upon the liquidation or dissolution of this corporation shall, immediately upon the payment of such assessment and by virtue thereof, be increased in the same ratio as the total amount of the assessment or assessments so levied and collected shall bear to the par value of such shares of first preferred stock or $100 first preferred stock.

                            RESERVES

          The Board of Directors of this corporation shall, notwithstanding the foregoing provisions of these Articles of Incorporation, have authority from time to time to set aside, out of the profits arising from the business of this corporation, such reasonable sums as may in their judgment be necessary and proper for working capital and for usual reserves and surplus.

                             NINTH:

     I. The affirmative vote of the holders of not less than seventy-five percent (75%) of the outstanding shares of "Voting Stock" (as hereinafter defined) shall be required to implement or effect any "Business Combination" (as hereinafter defined) involving the Company or any "Subsidiary" (as hereinafter defined) of the Company and any "Related Person" (as hereinafter defined), or any "Affiliate" or "Associate" (as hereinafter defined) of a Related Person, notwithstanding the fact that no vote may be required or that a lesser percentage may be specified by law, in any agreement with any national securities exchange or otherwise; provided, however, that the seventy-five percent (75%) voting requirement shall not be applicable and such Business Combination shall require only such affirmative vote as is required by law, any agreement with any national securities exchange or otherwise if:

          (1) The Business Combination shall have been approved by the Board of Directors without counting the vote of any director who is not a "Disinterested Director" (as hereinafter defined); or

          (2)  All of the following conditions are met:

               (i)  The cash or "Fair Market Value" (as
          hereinafter defined) as of the date of the consummation of the Business Combination (the "Combination Date") of the property, securities or other consideration to be received per share by holders of a particular class or series of capital stock, as the case may be, of this Company in the Business Combination is not less than the highest of:

                    (a)  the highest per share price (including
               brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Related Person in acquiring beneficial ownership of any of its holdings of such class or series of capital stock of this Company (A) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or (B) in the transaction or series of transactions in which the Related Person became a Related Person, whichever is higher; or

                    (b)  the highest Fair Market Value per share
               of the shares of capital stock being acquired in the Business Combination as of any date within the one-year period preceding: (A) the Announcement Date or

               (B) the date on which the Related Person became a Related Person, whichever is higher; or

                    (c) in the case of common stock, the highest per share book value of the common stock as reported at the end of the three fiscal quarters which preceded the Announcement Date, and in the case of first preferred stock or $100 first preferred stock, the highest preferential amount per share to which the holders of shares of such class or series of first preferred stock or $100 first preferred stock would be entitled as of the Combination Date in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, regardless of whether the Business Combination to be consummated constitutes such an event.

                    The provisions of this paragraph I(2)(i)
               shall be required to be met with respect to every class or series of outstanding capital stock, whether or not the Related Person has previously acquired any shares of a particular class or series of capital stock. In all of the above instances, appropriate adjustments shall be made for recapitalizations and for stock dividends, stock splits and like distributions; and

              (ii) The consideration to be received by holders of a particular class or series of capital stock shall be in cash or in the same form as previously has been paid by or on behalf of the Related Person in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of stock. If the consideration so paid for any such share varied as to form, the form of consideration for such shares shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of capital stock previously acquired by the Related Person; and

             (iii) After such Related Person has become a Related Person and prior to the consummation of such Business Combination: (a) except as approved by the Board of Directors without counting the vote of any director who is not a Disinterested Director, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on the outstanding first preferred stock or $100 first preferred stock;
          (b) there shall have been (A) no reduction in the annual rate of dividends paid on the common stock (except as necessary to reflect any subdivision of the common stock) except as approved by the Board of Directors without counting the vote of any director who is not a Disinterested Director, and (B) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the common stock, unless the failure so to increase such annual rate is approved by the Board of Directors without counting the vote of any director who is not a Disinterested Director; and
          (c) such Related Person shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Related Person becoming a Related Person; and

               (iv) After such Related Person has become a Related Person, the Related Person shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise; and

               (v) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any provisions subsequently replacing such Act, rules or regulations) shall be mailed to public shareholders of the Company at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

     II.  For purpose of this Article NINTH:

          (1)  The term "Business Combination" shall mean any
     (i) merger or consolidation of the Company or a Subsidiary with a Related Person or any other person which is or after such merger or consolidation would be an Affiliate or Associate of a Related Person; (ii) sale, lease, exchange, mortgage, pledge, transfer or other disposition or guarantee (in one transaction or a series of transactions) to or with or for the benefit of any Related Person or any Affiliate or Associate of any Related Person, of any assets of the Company or of a Subsidiary having an aggregate Fair Market Value of $100 million or more; (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), to the Company or a Subsidiary of any assets of a Related Person or any Affiliate or Associate of any Related Person having an aggregate Fair Market Value of $100 million or more;
     (iv) issuance, pledge or transfer of securities of the Company or a Subsidiary (in one transaction or a series of transactions) to or with a Related Person or any Affiliate or Associate of any Related Person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $100 million or more; (v) reclassification of securities (including any reverse stock split) or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction that would have the effect, either directly or indirectly, of increasing the voting power or the proportionate share of any class of equity or convertible securities of the Company or any Subsidiary which is directly or indirectly beneficially owned by any Related Person or any Affiliate or Associate of any Related Person; and (vi) any merger or consolidation of the Company with any of its Subsidiaries after which the provisions of this Article NINTH of the Articles of Incorporation shall not be contained in the Articles of Incorporation of the surviving entity.

          (2) The term "person" shall mean any individual, firm, corporation or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock of the Company.

          (3) The term "Related Person" shall mean any person (other than the Company, or any Subsidiary and other than any dividend reinvestment plan or profit-sharing, employee stock ownership or other employee benefit or savings plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who or which:

               (i)  is the beneficial owner (as hereinafter
          defined) of five percent (5%) or more of the Voting
          Stock;

              (ii) is an Affiliate or Associate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner of five percent (5%) or more of the then outstanding Voting Stock; or

             (iii) is an assignee of or has otherwise succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to such time beneficially owned by any Related Person, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of Securities Act of 1933.

          (4) A person shall be a "beneficial owner" of any Voting Stock:

               (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly;

              (ii) which such person or any of its Affiliates or Associates has, directly or indirectly, (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

             (iii) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          (5) For the purposes of determining whether a person is a Related Person pursuant to subparagraph (3) of this paragraph II, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subparagraph (4) of this paragraph II but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          (6) The term "Affiliate," used to indicate a relationship with a specified person, shall mean a person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person. The term "Associate," used to indicate a relationship with a specified person, shall mean (i) any person (other than the Company or a Subsidiary) of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified person or any relative of such spouse, who has the same home as such specified person or who is a director or officer of the Company or any Subsidiary, and
     (iv) any person who is a director or officer of such specified person or any of its parents or subsidiaries (other than the Company or a Subsidiary).

          (7) The term "Subsidiary" means any corporation of which a majority of any class of equity securities is owned, directly or indirectly, by the Company; provided, however, that for the purposes of the definition of Related Person set forth in subparagraph (3) of this paragraph II, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity securities is owned, directly or indirectly, by the Company.

          (8) The term "Disinterested Director" means any member of the Board of Directors, while such person is a member of the Board of Directors, who is not an Affiliate, Associate or a representative of the Related Person involved in a proposed Business Combination and was a member of the Board of Directors immediately prior to the time that the Related Person became a Related Person, and any successor of a Disinterested Director, while such successor is a member of the Board of Directors, who is not an Affiliate, Associate or a representative of the Related Person and is recommended or elected to succeed a Disinterested Director by the Board of Directors without counting the vote of any director who is not a Disinterested Director.

          (9) For the purposes of paragraph I(2)(i) of this Article NINTH, the term "other consideration to be received" shall include, without limitation, capital stock retained by the shareholders.

         (10) The term "Voting Stock" shall mean all of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares voting together as one class.

         (11) The term "Fair Market Value" means: (i) in case of capital stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for the New York Stock Exchange Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such stock exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any successor system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by the Board of Directors without counting the vote of any director who is not a Disinterested Director; and
     (ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by the Board of Directors without counting the vote of any director who is not a Disinterested Director.

          (12) A Related Person shall be deemed to have acquired a share of Voting Stock at the time when such Related Person became the beneficial owner thereof. If the Board of Directors without counting the vote of any director who is not a Disinterested Director is not able to determine the price at which a Related Person has acquired a share of Voting Stock, such price shall be deemed to be the Fair Market Value of the shares in question at the time when the Related Person becomes the beneficial owner thereof. With respect to shares owned by Affiliates or other persons whose ownership is attributed to a Related Person under the foregoing definition of Related Person, the price deemed to be paid therefor by such Related Person shall be the price paid upon the acquisition thereof by such Affiliate, Associate or other person, or, if such price is not determinable by the Board of Directors without counting the vote of any director who is not a Disinterested Director, the Fair Market Value of the shares in question at the time when the Affiliate, Associate, or other such person became the beneficial owner thereof.

     III. The fact that any Business Combination complies with the provisions of paragraph I(2) of this Article NINTH shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

     IV. The Board of Directors of the Company shall have the power and duty to determine for the purposes of this Article NINTH, on the basis of information known to them after reasonable inquiry and in accordance with the terms of this Article NINTH, whether a person is a Related Person and whether a director is a Disinterested Director. Once the Board of Directors has made a determination pursuant to the preceding sentence that a person is a Related Person, the Board of Directors of the Company, without counting the vote of any director who is not a Disinterested Director with respect to such Related Person, shall have the power and duty to interpret all of the terms and provisions of this Article NINTH and to determine on the basis of the information known to them after reasonable inquiry all facts necessary to ascertain compliance with this Article NINTH including, without limitation, (1) the number of shares of Voting Stock beneficially owned by any person, (2) whether a person is an Affiliate or Associate of another, (3) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary of the Company in any Business Combination has, an aggregate Fair Market Value of $100 million or more, and (4) whether all of the applicable conditions set forth in paragraph I(2) of this Article NINTH have been met with respect to any Business Combination. Any determination pursuant to this Article NINTH made in good faith shall be binding and conclusive on all parties.

     V. The Directors of the Company, when evaluating any proposal or offer which would involve a Business Combination or the merger or consolidation of the Company or any of its Subsidiaries with another corporation, the sale of all or substantially all of the assets of the Company or any of its Subsidiaries, a tender offer or exchange offer for any capital stock of the Company or any of its Subsidiaries or any similar transaction shall give due consideration to all factors they may consider relevant. Such factors may include, without limitation,
(a) the adequacy, both in amount and form, of the consideration offered in relation not only to the current market price of the Company's outstanding securities, but also the current value of the Company in a freely negotiated transaction with other potential acquirers and the Board's estimate of the Company's future value (including the unrealized value of its properties, assets and prospects) as an independent going concern, (b) the financial and managerial resources and future prospects of the acquirer, and (c) the legal, economic, environmental, regulatory and social effects of the proposed transaction on the Company's and its Subsidiaries' employees, customers, suppliers and other affected persons and entities and on the communities and geographic areas to which the Company and its subsidiaries provide utility service or are located, and in particular, the effect on the Company's ability to safely and reliably meet its public utility obligations at reasonable rates.

     VI. Nothing herein shall be construed to relieve any Related Person from any fiduciary obligation imposed by law.

     VII. Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the Company (and notwithstanding the fact that a lesser percentage may otherwise be specified by law, these Articles of Incorporation or the Bylaws), the affirmative vote of not less than seventy-five percent (75%) of the total voting power of all outstanding Voting Stock voting as a class shall be required to alter, amend or repeal or adopt any provisions inconsistent with the provisions set forth in this Article NINTH, provided, however, that this Article NINTH or any provision hereof may be altered, amended or repealed, or any inconsistent provision may be adopted, upon the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding Voting Stock voting as a class, if such alteration, amendment or repeal, or if such adoption of any inconsistent provision, shall first have been approved and recommended by the Board of Directors without counting the vote of any director who is not a Disinterested Director.

          TENTH: CERTIFICATES OF DETERMINATION OF PREFERENCES OF THE 5% REDEEMABLE FIRST PREFERRED STOCK: The Certificates of Determination of Preferences of the 5% Redeemable First Preferred Stock which are attached hereto as Exhibits 1, 2, 3 and 4 are hereby incorporated by reference as Article TENTH of these Articles of Incorporation.

          ELEVENTH: CERTIFICATES OF DETERMINATION OF PREFERENCES OF THE 5% REDEEMABLE FIRST PREFERRED STOCK, SERIES A: The Certificates of Determination of Preferences of the 5% Redeemable First Preferred Stock, Series A, which are attached hereto as Exhibits 5 and 6 are hereby incorporated by reference as Article ELEVENTH of these Articles of Incorporation.

          TWELFTH: CERTIFICATES OF DETERMINATION OF PREFERENCES OF THE 4.80% REDEEMABLE FIRST PREFERRED STOCK: The Certificates of Determination of Preferences of the 4.80% Redeemable First Preferred Stock which are attached hereto as Exhibits 7 and 8 are hereby incorporated by reference as Article TWELFTH of these Articles of Incorporation.

          THIRTEENTH:  CERTIFICATES OF DETERMINATION OF
PREFERENCES OF THE 4.50% REDEEMABLE FIRST PREFERRED STOCK: The
Certificates of Determination of Preferences of the 4.50%
Redeemable First Preferred Stock which are attached hereto as Exhibits 9 and 10 are hereby incorporated by reference as Article
THIRTEENTH of these Articles of Incorporation.

          FOURTEENTH:  CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 4.36% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 4.36% Redeemable First Preferred Stock which is attached hereto as
Exhibit 11 is hereby incorporated by reference as Article FOURTEENTH of these Articles of Incorporation.

          FIFTEENTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 9.28% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 9.28% Redeemable First Preferred Stock which is attached hereto as Exhibit 12 is hereby incorporated by reference as Article FIFTEENTH of these Articles of Incorporation.

          SIXTEENTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 8.16% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 8.16% Redeemable First Preferred Stock which is attached hereto as Exhibit 13 is hereby incorporated by reference as Article SIXTEENTH of these Articles of Incorporation.

          SEVENTEENTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 9% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 9% Redeemable First Preferred Stock which is attached hereto as Exhibit 14 is hereby incorporated by reference as Article SEVENTEENTH of these Articles of Incorporation.

          EIGHTEENTH:  CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 7.84% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 7.84% Redeemable First Preferred Stock which is attached hereto as
Exhibit 15 is hereby incorporated by reference as Article EIGHTEENTH of these Articles of Incorporation.

          NINETEENTH:  CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 8% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 8% Redeemable First Preferred Stock which is attached hereto as Exhibit 16 is hereby incorporated by reference as Article NINETEENTH of these Articles of Incorporation.

          TWENTIETH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 8.20% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 8.20% Redeemable First Preferred Stock which is attached hereto as Exhibit 17 is hereby incorporated by reference as Article TWENTIETH of these Articles of Incorporation.

          TWENTY-FIRST: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 9.48% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 9.48% Redeemable First Preferred Stock which is attached hereto as
Exhibit 18 is hereby incorporated by reference as Article TWENTY-FIRST of these Articles of Incorporation.

          TWENTY-SECOND:  CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 10.46% REDEEMABLE FIRST PREFERRED STOCK:  The
Certificate of Determination of Preferences of the 10.46%
Redeemable First Preferred Stock which is attached hereto as
Exhibit 19 is hereby incorporated by reference as Article
TWENTY-SECOND of these Articles of Incorporation.

          TWENTY-THIRD: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 10.18% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 10.18% Redeemable First Preferred Stock which is attached hereto as
Exhibit 20 is hereby incorporated by reference as Article TWENTY-THIRD of these Articles of Incorporation.

          TWENTY-FOURTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 9.30% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 9.30% Redeemable First Preferred Stock which is attached hereto as
Exhibit 21 is hereby incorporated by reference as Article TWENTY-FOURTH of these Articles of Incorporation.

          TWENTY-FIFTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 10.28% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 10.28% Redeemable First Preferred Stock which is attached hereto as
Exhibit 22 is hereby incorporated by reference as Article TWENTY-FIFTH of these Articles of Incorporation.

          TWENTY-SIXTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 9% REDEEMABLE $100 FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 9% Redeemable $100 First Preferred Stock which is attached hereto as Exhibit 23 is hereby incorporated by reference as Article TWENTY-SIXTH of these Articles of Incorporation.

          TWENTY-SEVENTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 12.80% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 12.80% Redeemable First Preferred Stock which is attached hereto as
Exhibit 24 is hereby incorporated by reference as Article TWENTY-SEVENTH of these Articles of Incorporation.

          TWENTY-EIGHTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 16.24% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 16.24% Redeemable First Preferred Stock which is attached hereto as
Exhibit 25 is hereby incorporated by reference as Article TWENTY-EIGHTH of these Articles of Incorporation.

          TWENTY-NINTH: CERTIFICATE OF DETERMINATION OF PREFERENCES OF THE 17.38% REDEEMABLE FIRST PREFERRED STOCK: The Certificate of Determination of Preferences of the 17.38% Redeemable First Preferred Stock which is attached hereto as
Exhibit 26 is hereby incorporated by reference as Article TWENTY-NINTH of these Articles of Incorporation.

          THIRTIETH:  CERTIFICATE OF DETERMINATION OF PREFERENCES
OF THE 10.17% REDEEMABLE $100 FIRST PREFERRED STOCK:  The
Certificate of Determination of Preferences of the 10.17%
Redeemable $100 First Preferred Stock which is attached hereto as
Exhibit 27 is hereby incorporated by reference as Article
THIRTIETH of these Articles of Incorporation.

          THIRTY-FIRST: CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 7.44% REDEEMABLE FIRST PREFERRED STOCK:  The
Certificate of Determination of Preferences of the 7.44%
Redeemable First Preferred Stock which is attached hereto as
Exhibit 28 is hereby incorporated by reference as Article THIRTY-
FIRST of these Articles of Incorporation.

          THIRTY-SECOND:  CERTIFICATE OF DETERMINATION OF
PREFERENCES OF THE 6.57% REDEEMABLE FIRST PREFERRED STOCK:  The
Certificate of Determination of Preferences of the 6.57%
Redeemable First Preferred Stock which is attached hereto as
Exhibit 29 is hereby incorporated by reference as Article THIRTY-
SECOND of these Articles of Incorporation.

     3. The foregoing amendments and restatement of the Articles of Incorporation of this corporation has been duly approved by the Board of Directors.

     4. The foregoing amendments and restatement of the Articles of Incorporation were adopted to (1) amend, as required by California Corporations Code Section 510(b), and restate Article Twenty-Sixth attached hereto as Exhibit 23, solely to reflect the reduction in the authorized number of shares in the 9% Redeemable $100 First Preferred Stock series, upon acquisition on November 15, 1992 of certain of such shares by this corporation, and (2) amend, as required by California Corporations Code Section 510(b), and restate Article Thirtieth, attached hereto as Exhibit 27, to reflect the reduction in the authorized number of shares in the 10.17% Redeemable $100 First Preferred Stock series upon acquisition on August 15, 1992 of certain of such shares by this corporation.

     5. Pursuant to California Corporations Code Section 510(b), an amendment to the Articles of Incorporation for the foregoing purposes need not be approved by the affirmative vote of the majority of the outstanding shares; accordingly, the foregoing amendments and restatement may be adopted with approval of the Board of Directors alone.

          We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:  November 18, 1992


                                   RICHARD A. CLARKE
                                   ------------------------------
                                   RICHARD A. CLARKE
                                   Chairman of the Board and
                                   Chief Executive Officer


                                   KENT M. HARVEY
                                   ------------------------------
                                   KENT M. HARVEY
                                   Corporate Secretary

                         EXHIBIT 1

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
            OF 5% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On Friday, June 25, 1948 at half-past three o'clock in the afternoon an adjourned meeting of the Board of Directors of this corporation was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco pursuant to an adjournment of a regular meeting duly held on June 23, 1948 at half-past three o'clock in the afternoon at the same place. A quorum of said Board was at all times present and acting at said meetings. Pursuant to Article Sixth of this corporation's Articles of Incorporation the following resolution was duly adopted at the said meeting on June 25, 1948 by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of Pacific Gas and Electric Company that one million shares of this corporation's unissued redeemable First Preferred Stock shall constitute a series designated "5% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be five per cent per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $28.25 per share if redeemed on or before July 31, 1953, $27.75 per share if redeemed thereafter and on or before July 31, 1958,
     $27.25 per share if redeemed thereafter and on or before July 31, 1963, and
     $26.75 per share if redeemed thereafter.

     2. The total number of shares of first preferred stock which this corporation is authorized to issue is eight million
(8,000,000) and the total number of shares constituting the series designated "5% Redeemable First Preferred Stock" is one million (1,000,000).

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 25th day of June, 1948.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 RAYMOND KINDIG
                    Secretary of Pacific Gas and Electric Company


















































     State of California           )
City and County of San Francisco   ) ss.

     On this 25th day of June, 1948, before me, Ella Cook Kelly, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   ELLA COOK KELLY
(NOTARIAL SEAL)  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My commission expires December 23, 1948.



     State of California           )
City and County of San Francisco   ) ss.

     J. B. BLACK and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said J. B. Black has been the President, and said Raymond Kindig has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that each and every statement in said certificate contained is true; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK,


                                   RAYMOND KINDIG.

Subscribed and sworn to before me this 25th day of June, 1948.


                                   ELLA COOK KELLY
(NOTARIAL SEAL)  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My commission expires December 23, 1948.
                         EXHIBIT 2

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
            OF 5% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On October 23, 1951, at 9:30 o'clock a.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco pursuant to an adjournment of a regular meeting duly held on October 17, 1951, at the same place. A quorum of said Board was at all times present and acting at said meetings. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at the said meeting on October 23, 1951, by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's First Preferred Stock designated "5% Redeemable First Preferred Stock" is hereby increased to 2,500,000 shares, of which 1,000,000 shares are now outstanding; that such increase is hereby effected by classifying 1,500,000 shares of this corporation's unissued Redeemable First Preferred Stock as shares of said series; that the dividend rate of the shares of said series shall be 5% per year; that the shares of said series shall have no conversion rights; and that the redemption price of the shares of said series shall be

     $28.25 per share if redeemed on or before July 31, 1953;
     $27.75 per share if redeemed thereafter and on or before July 31, 1958;
     $27.25 per share if redeemed thereafter and on or before July 31, 1963; and
     $26.75 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares of said series of 5% Redeemable First Preferred Stock authorized by the Certificate of Determination of Preferences dated June 25, 1948, which have been issued and are now outstanding is 1,000,000. The increase in the total number of shares of said series effected hereby is 1,500,000 and the total number of shares constituting said series is 2,500,000.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 23rd day of October, 1951.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 RAYMOND KINDIG
                    Secretary of Pacific Gas and Electric Company











































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 23rd day of October, 1951, before me, PAULINE M. GRITSCH, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   PAULINE M. GRITSCH
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: April 9, 1955.



STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     J. B. BLACK and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said RAYMOND KINDIG has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   RAYMOND KINDIG

Subscribed and sworn to before me this 23rd day of October, 1951.


                                   PAULINE M. GRITSCH
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: April 9, 1955.
                         EXHIBIT 3

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
             OF 5% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On April 16, 1952, at 3:30 o'clock p.m., a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's First Preferred Stock designated "5% Redeemable First Preferred Stock" is hereby increased to 2,806,680 shares, of which 2,500,000 shares are now outstanding; that such increase is hereby effected by classifying 306,680 shares of this corporation's unissued Redeemable First Preferred Stock as shares of said series; that the dividend rate of the shares of said series shall be 5% per year; that the shares of said series shall have no conversion rights; and that the redemption price of the shares of said series shall be

     $28.25 per share if redeemed on or before July 31, 1953;
     $27.75 per share if redeemed thereafter and on or before July 31, 1958;
     $27.25 per share if redeemed thereafter and on or before July 31, 1963; and
     $26.75 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares of said series of 5% Redeemable First Preferred Stock authorized by the Certificates of Determination of Preferences dated June 25, 1948, and October 23, 1951, which have been issued and are now outstanding is 2,500,000. The increase in the total number of shares of said series effected hereby is 306,680 and the total number of shares constituting said series is 2,806,680.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 16th day of April, 1952.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 RAYMOND KINDIG
                    Secretary of Pacific Gas and Electric Company












































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 16th day of April, 1952, before me, PAULINE M. GRITSCH, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   PAULINE M. GRITSCH
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: April 9, 1955.



STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     J. B. BLACK and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said RAYMOND KINDIG has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true as their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   RAYMOND KINDIG

Subscribed and sworn to before me this 16th day of April, 1952.


                                   PAULINE M. GRITSCH
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: April 9, 1955.

                         EXHIBIT 4

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
             INCREASING NUMBER OF SHARES OF SERIES
             OF 5% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and E. E. MANHARD, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On April 30, 1954, at 11:30 o'clock a.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office at 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's First Preferred Stock designated "5% Redeemable First Preferred Stock" which series has a dividend rate of 5% per year, no conversion rights, and a redemption price of

     $27.75 per share if redeemed on or before July 31, 1958, $27.25 per share if redeemed thereafter and on or before July 31, 1963, and
     $26.75 per share if redeemed thereafter,

is hereby increased to 2,860,977 shares by the classification of 54,297 shares of this corporation's unissued Redeemable First
Preferred Stock as shares of said series.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares of said series of 5% Redeemable First Preferred Stock authorized by the Certificates of Determination of Preferences dated June 25, 1948, October 23, 1951, and April 16, 1952, which have been issued and are now outstanding is 2,806,680. The increase in the total number of shares of said series effected hereby is 54,297 and the total number of shares constituting said series is 2,860,977.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 30th day of April, 1954.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 E. E. MANHARD
                    Secretary of Pacific Gas and Electric Company
















































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 30th day of April, 1954, before me, CARL S. OLSEN, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and E. E. MANHARD, known to me to be the Secretary of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956.



STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     J. B. BLACK and E. E. MANHARD, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said E. E. MANHARD has been an Assistant Secretary or the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   E. E. MANHARD

Subscribed and sworn to before me this 30th day of April, 1954.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956.

                         EXHIBIT 5

               PACIFIC GAS AND ELECTRIC COMPANY
            CERTIFICATE OF DETERMINATION OF PREFERENCES
             OF 5% REDEEMABLE FIRST PREFERRED STOCK,
                         SERIES A


     We, W. G. B. EULER, the Vice-President and General Manager, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On Monday, May 2, 1949 at ten o'clock a.m., a meeting of the Board of Directors of this corporation was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco pursuant to notice thereof duly given by the Secretary of this corporation. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of this corporation's Articles of Incorporation, the following resolution was duly adopted at the said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of Pacific Gas and Electric Company that one million six hundred thousand shares of this corporation's unissued redeemable First Preferred Stock shall constitute a series designated "5% Redeemable First Preferred Stock, Series A"; that the dividend rate of such shares shall be five per cent per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $28.25 per share if redeemed on or before July 31, 1953, $27.75 per share if redeemed thereafter and on or before July 31, 1958,
     $27.25 per share if redeemed thereafter and on or before July 31, 1963, and
     $26.75 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is twelve million
(12,000,000), and the total number of shares constituting the series designated "5% Redeemable First Preferred Stock, Series A" is one million six hundred thousand (1,600,000).

     IN WITNESS WHEREOF we, the said Vice-President and General
Manager and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 2nd day of May, 1949.


                                        W. G. B. EULER
                              Vice-President and General Manager
                              of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                      RAYMOND KINDIG
                                        Secretary of
                               Pacific Gas and Electric Company
















































     State of California           )
City and County of San Francisco   ) ss.

     On this 2nd day of May, 1949, before me, ANNE F. SWIFT, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared W. G. B. EULER, known to me to be the Vice President and General Manager, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such Vice President and General Manager and Secretary, respectively, and affixed thereto the corporate seal of said company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.

                                   ANNE F. SWIFT
(NOTARIAL SEAL)   Notary Public of the State of California in and
                    for the City and County of San Francisco.
                    My commission expires August 27, 1951.


     State of California           )
City and County of San Francisco   ) ss.

     W. G. B. EULER and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said W. G. B. EULER has been the Vice President and General Manager, and said RAYMOND KINDIG has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that each and every statement in said certificate contained is true; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   W. G. B. EULER,


                                   RAYMOND KINDIG

Subscribed and sworn to before me this
2nd day of May, 1949.


               ANNE F. SWIFT,
Notary Public of the State of California in and
for the City and County of San Francisco.         (NOTARIAL SEAL)
My commission expires August 27, 1951.

                         EXHIBIT 6

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
        OF 5% REDEEMABLE FIRST PREFERRED STOCK, SERIES A


     We, J. B. BLACK, the President, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On January 16, 1952, at 3:30 o'clock p.m., a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco pursuant to notice thereof duly given by the Secretary of said corporation. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at the said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's First Preferred Stock designated "5% Redeemable First Preferred Stock, Series A" is hereby increased to 1,750,000 shares, of which 1,586,014 shares are now outstanding; that such increase is hereby effected by classifying 150,000 shares of this corporation's unissued Redeemable First Preferred Stock as shares of said series; that the dividend rate of the shares of said series shall be 5% per year; that the shares of said series shall have no conversion rights; and that the redemption price of the shares of said series shall be

     $28.25 per share if redeemed on or before July 31, 1953;
     $27.75 per share if redeemed thereafter and on or before July 31, 1958;
     $27.25 per share if redeemed thereafter and on or before July 31, 1963; and
     $26.75 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares of said series of 5% Redeemable First Preferred Stock, Series A, authorized by the Certificate of Determination of Preferences dated May 2, 1949, is 1,600,000, of which 1,586,014 have been issued and are now outstanding. The increase in the total number of shares of said series effected hereby is 150,000 and the total number of shares constituting said series is 1,750,000.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 16th day of January, 1952.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 RAYMOND KINDIG
                    Secretary of Pacific Gas and Electric Company











































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 16th day of January, 1952, before me, MARIE H. STANLEY, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   MARIE H. STANLEY
[NOTARIAL SEAL]   Notary Public of the State of California in and
                        for the City and County of San Francisco
                        My Commission Expires: November 22, 1955.



STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     J. B. BLACK and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said RAYMOND KINDIG has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   RAYMOND KINDIG

Subscribed and sworn to before me this 16th day of January, 1952.


                                   MARIE H. STANLEY
[NOTARIAL SEAL]   Notary Public of the State of California in and
                       for the City and County of San Francisco
                       My Commission Expires:  November 22, 1955.

                         EXHIBIT 7

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 4.80% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and RAYMOND KINDIG, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On January 23, 1950, at 10 o'clock A.M., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco pursuant to an adjournment of a regular meeting duly held on January 18, 1950 at half-past three o'clock in the afternoon at the same place. A quorum of said Board was at all times present and acting at said meetings. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at the said meeting on January 23, 1950, by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that one million five hundred thousand shares of this corporation's unissued redeemable First Preferred Stock shall constitute a series designated "4.80% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 4.80% per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $28.75 per share if redeemed on or before January 31, 1955;
     $28.25 per share if redeemed thereafter and on or before January 31, 1960;
     $27.75 per share if redeemed thereafter and on or before January 31, 1965; and
     $27.25 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is twelve million
(12,000,000). The total number of shares constituting the series designated "4.80% Redeemable First Preferred Stock" is one million five hundred thousand (1,500,000). None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 23rd day of January, 1950.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 RAYMOND KINDIG
                    Secretary of Pacific Gas and Electric Company

















































     State of California           )
City and County of San Francisco   ) ss.

     On this 23rd day of January, 1950, before me, ELLA COOK KELLY, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and RAYMOND KINDIG, known to me to be the Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   ELLA COOK KELLY
(NOTARIAL SEAL)   Notary Public of the State of California in and
                    for the City and County of San Francisco.
                    My commission expires December 13, 1952.


     State of California           )
City and County of San Francisco   ) ss.

     J. B. BLACK and RAYMOND KINDIG, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said RAYMOND KINDIG has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK,


                                   RAYMOND KINDIG.

Subscribed and sworn to before me this
23rd day of January, 1950.


               ELLA COOK KELLY
Notary Public of the State of California in and
for the City and County of San Francisco.         (NOTARIAL SEAL)
My commission expires December 13, 1952.


                         EXHIBIT 8

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
             INCREASING NUMBER OF SHARES OF SERIES
           OF 4.80% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and E. E. MANHARD, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On April 30, 1954, at 11:30 a.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of this corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's First Preferred Stock designated "4.80% Redeemable First Preferred Stock," which series has a dividend rate of 4.80% per year, no conversion rights, and a redemption price of

     $28.75 per share if redeemed on or before January 31, 1955, $28.25 per share if redeemed thereafter and on or before January 31, 1960,
     $27.75 per share if redeemed thereafter and on or before January 31, 1965, and
     $27.25 per share if redeemed thereafter,

is hereby increased to 1,517,375 shares by the classification of 17,375 shares of this corporation's unissued Redeemable First
Preferred Stock as shares of said series.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000.000. The total number of shares of said series of 4.80% Redeemable First Preferred Stock authorized by the Certificate of Determination of Preferences dated January 23, 1950 which have been issued and are now outstanding is 1,500,000. The increase in the total number of shares of said series effected hereby is 17,375 and the total number of shares constituting said series is 1,517,375.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 30th day of April, 1954.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 E. E. MANHARD
                    Secretary of Pacific Gas and Electric Company












































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 30th day of April, 1954, before me, CARL S. OLSEN, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and E. E. MANHARD, known to me to be the Secretary of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission expires: November 3, 1956.



STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     J. B. BLACK and E. E. MANHARD, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said E. E. MANHARD has been an Assistant Secretary or the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   E. E. MANHARD

Subscribed and sworn to before me this 30th day of April, 1954.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission expires: November 3, 1956.

                         EXHIBIT 9

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 4.50% REDEEMABLE FIRST PREFERRED STOCK


     We, J. B. BLACK, the President, and E. E. MANHARD, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On June 18, 1954, at 9:30 a.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office at 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that one million shares of this corporation's unissued redeemable first preferred stock shall constitute a series designated "4.50% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 4.50% per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $27.25 per share if redeemed on or before July 31, 1959;
     $26.75 per share if redeemed thereafter and on or before July 31, 1964;
     $26.25 per share if redeemed thereafter and on or before July 31, 1969; and
     $26.00 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares constituting the series designated "4.50%
Redeemable First Preferred Stock" is one million (1,000,000).
None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 18th day of June, 1954.


                                   J. B. BLACK
                    President of Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 E. E. MANHARD
                    Secretary of Pacific Gas and Electric Company






















































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 18th day of June, 1954, before me, CARL S. OLSEN, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared J. B. BLACK, known to me to be the President, and E. E. MANHARD, known to me to be the Secretary of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission expires: November 3, 1956.



STATE OF CALIFORNIA                )
City and County of San Francisco   )  ss.

     J. B. BLACK and E. E. MANHARD, being duly sworn, depose and say: That, for more than one year last past, said J. B. BLACK has been the President, and said E. E. MANHARD has been an Assistant Secretary or the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   J. B. BLACK


                                   E. E. MANHARD

Subscribed and sworn to before me this 18th day of June, 1954.


                                   CARL S. OLSEN
[NOTARIAL SEAL]   Notary Public of the State of California in and
                         for the City and County of San Francisco
                         My Commission expires: November 3, 1956.

                         EXHIBIT 10

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
          INCREASING NUMBER OF SHARES OF SERIES OF
           4.50% REDEEMABLE FIRST PREFERRED STOCK


     We, N. R. SUTHERLAND, the President and General Manager, and
E. E. MANHARD, Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On October 30, 1956, at half past nine o'clock in the morning, an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office at 245 Market Street in the City and County of San Francisco, pursuant to an adjournment of a regular meeting duly held on October 17, 1956, at half past three o'clock in the afternoon at the same place. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of this corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that the total number of shares of the series of this corporation's first preferred stock designated "4.50% Redeemable First Preferred Stock", which series has a dividend rate of 4.50% per year, no conversion rights, and a redemption price of

     $27.25 per share if redeemed on or before July 31, 1959, $26.75 per share if redeemed thereafter and on or before July 31, 1964,
     $26.25 per share if redeemed thereafter and on or before July 31, 1969, and
     $26.00 per share if redeemed thereafter,

is hereby increased to 1,127,426 shares by the classification of 127,426 shares of this corporation's unissued Redeemable First
Preferred Stock as shares of said series.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares of said series of 4.50% Redeemable First Preferred Stock authorized by the Certificate of Determination of Preferences dated June 18, 1954, which have been issued and are now outstanding is 1,000,000. The increase in the total number of shares of said series affected hereby is 127,426 and the total number of shares constituting said series is 1,127,426.

     IN WITNESS WHEREOF we, the said President and General
Manager, and Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 30th day of October, 1956.


                                   N. R. SUTHERLAND
                              President and General Manager of
                              Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 E. E. MANHARD
                              Secretary of
                              Pacific Gas and Electric Company









































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 30th day of October 1956, before me, CARL S. OLSEN, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared N. R. SUTHERLAND, known to me to be the President and General Manager, and E. E. MANHARD, known to me to be the Secretary of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and General Manager and as such Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   CARL S. OLSEN
[NOTARIAL SEAL]  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956


STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     N. R. SUTHERLAND and E. E. MANHARD, being duly sworn, depose and say: That, for more than one year last past, said N. R. SUTHERLAND has been the President and General Manager, and said
E. E. MANHARD has been the Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   N. R. SUTHERLAND


                                   E. E. MANHARD

Subscribed and sworn to before me this 30th day of October, 1956.


                                   CARL S. OLSEN
[NOTARIAL SEAL]  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956.

                         EXHIBIT 11

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
          OF 4.36% REDEEMABLE FIRST PREFERRED STOCK


     We, N. R. SUTHERLAND, the President and General Manager, and
J. F. TAYLOR, the Assistant Secretary, of PACIFIC GAS AND
ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On October 24, 1955, at 9:30 o'clock a.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that one million shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "4.36% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 4.36% per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $26.75 per share if redeemed on or before October 31, 1960; $26.50 per share if redeemed thereafter and on or before October 31, 1965;
     $26.25 per share if redeemed thereafter and on or before October 31, 1970;
     $26.00 per share if redeemed thereafter and on or before October 31, 1975; and
     $25.75 per share if redeemed thereafter.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares constituting the series designated "4.36%
Redeemable First Preferred Stock" is one million (1,000,000).
None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and General
Manager and the Assistant Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC
COMPANY to be affixed this 24th day of October, 1955.


                                   N. R. SUTHERLAND
                              President and General Manager of
                              Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY.]                 J. F. TAYLOR
                              Assistant Secretary of
                              Pacific Gas and Electric Company















































STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     On this 24th day of October, 1955, before me, CARL S. OLSEN, a notary public of the State of California in and for said City and County of San Francisco, residing therein and duly commissioned and sworn, personally appeared N. R. SUTHERLAND, known to me to be the President and General Manager, and J. F. TAYLOR, known to me to be the Assistant Secretary, of Pacific Gas and Electric Company, the corporation so designated in the above and foregoing certificate, and acknowledged to me that they executed such certificate as such President and General Manager and as such Assistant Secretary, respectively, and affixed thereto the corporate seal of said Company.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal at my office in said City and County of San
Francisco the day and year in this certificate first above written.


                                   CARL S. OLSEN
[NOTARIAL SEAL]  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956


STATE OF CALIFORNIA                )
City and County of San Francisco   ) ss.

     N. R. SUTHERLAND and J. F. TAYLOR, being duly sworn, depose and say: That, for more than one year last past, said N. R. SUTHERLAND has been the President and General Manager, and said
J. F. TAYLOR is the Assistant Secretary, of Pacific Gas and Electric Company, a corporation organized under the laws of the State of California; that they have each read and subscribed the above and foregoing certificate and know the contents thereof; that the matters set forth in said certificate are true of their own knowledge; and that the seal affixed to said certificate is the corporate seal of said Pacific Gas and Electric Company.


                                   N. R. SUTHERLAND


                                   J. F. TAYLOR

Subscribed and sworn to before me this 24th day of October, 1955.


                                   CARL S. OLSEN
[NOTARIAL SEAL]  Notary Public of the State of California, in and
                         for the City and County of San Francisco
                         My Commission Expires: November 3, 1956

                         EXHIBIT 12

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
            OF 9.28% REDEEMABLE FIRST PREFERRED STOCK


     We, S. L. SIBLEY, the President and J. F. TAYLOR, the
Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On October 27, 1970, at 2:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 706,960 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "9.28% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 9.28% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $28.00 per share if redeemed on or before November 1, 1980;
     $27.25 per share if redeemed thereafter and on or before November 1, 1983;
     $26.50 per share if redeemed thereafter and on or before November 1, 1986; and
     $25.85 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to November 1, 1975 for the purpose or in anticipation of refunding any such shares through the use of borrowed funds or of proceeds raised from the issue of First Preferred Stock or stock ranking senior to or on a parity with First Preferred Stock if the effective cost of money to the Company of such borrowing or such stock issue (computed in accordance with generally accepted financial practice) is below 9.28% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares constituting the series designated "9.28%
Redeemable First Preferred Stock" is 706,960. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 28th day of October, 1970.


                                   S. L. SIBLEY
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]
                                   J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on October 28, 1970.


                                   S. L. SIBLEY
                            --------------------------------
                                   S. L. SIBLEY


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR






















                         EXHIBIT 13

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 8.16% REDEEMABLE FIRST PREFERRED STOCK


     We, S. L. SIBLEY, the President and J. F. TAYLOR, the
Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On April 6, 1971, at 2:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 3,000,000 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "8.16% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 8.16% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $29.375 per share if redeemed on or before May 1, 1978;
     $28.875 per share if redeemed thereafter and on or before May 1, 1982;
     $28.375 per share if redeemed thereafter and on or before May 1, 1986; and
     $27.625 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to May 1, 1978 for the purpose or in anticipation of refunding any such shares through the use of borrowed funds or of proceeds raised from the issue of First Preferred Stock or stock ranking senior to or on a parity with First Preferred Stock if the effective cost of money to the Company of such borrowing or such stock issue (computed in accordance with generally accepted financial practice) is below 7.604% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 20,000,000. The total number of shares constituting the series designated "8.16%
Redeemable First Preferred Stock" is 3,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 7th day of April, 1971.


                                   S. L. SIBLEY
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on April 7, 1971.


                                   S. L. SIBLEY
                            --------------------------------
                                   S. L. SIBLEY


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR























                         EXHIBIT 14

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
             OF 9% REDEEMABLE FIRST PREFERRED STOCK


     We, S. L. SIBLEY, the President and J. F. TAYLOR, the
Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On May 19, 1971, at 3:00 o'clock p.m., a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 245 Market Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 881,074 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "9% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 9% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $29.875 per share if redeemed on or before July 31, 1976;
     $29.25 per share if redeemed thereafter and on or before July 31, 1981;
     $28.625 per share if redeemed thereafter and on or before July 31, 1986; and
     $27.875 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to August 1, 1976 for the purpose or in anticipation of refunding any such shares through the use of borrowed funds or of proceeds raised from the issue of First Preferred Stock or stock ranking senior to or on a parity with First Preferred Stock if the effective cost of money to the Company of such borrowing or such stock issue (computed in accordance with generally accepted financial practice) is below 8.333% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 30,000,000. The total number of shares constituting the series designated "9%
Redeemable First Preferred Stock" is 881,074. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 21st day of May, 1971.


                                   S. L. SIBLEY
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on May 21, 1971.


                                   S. L. SIBLEY
                            --------------------------------
                                   S. L. SIBLEY


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR






















                         EXHIBIT 15

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 7.84% REDEEMABLE FIRST PREFERRED STOCK


     We, RICHARD H. PETERSON, Executive Vice President, and J. F. TAYLOR, Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On March 22, 1972, at 2:15 o'clock p.m., a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 2,000,000 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "7.84% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 7.84% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $29.50 per share if redeemed on or before April 30, 1977;
     $29.00 per share if redeemed thereafter and on or before April 30, 1982;
     $28.40 per share if redeemed thereafter and on or before April 30, 1987; and
     $27.80 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to May 1, 1977 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 7.26% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 30,000,000. The total number of shares constituting the series designated "7.84%
Redeemable First Preferred Stock" is 2,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said Executive Vice President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 24th day of March, 1972.


                               RICHARD H. PETERSON
                            Executive Vice President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on March 24, 1972.


                                   RICHARD H. PETERSON
                            --------------------------------
                                   RICHARD H. PETERSON


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR

























                         EXHIBIT 16

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
            OF 8% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President, and J. F. TAYLOR, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On December 4,1972, at 3:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 2,000,000 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "8% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 8% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.00 per share if redeemed on or before January 31, 1978;
     $29.375 per share if redeemed thereafter and on or before January 31, 1983;
     $28.75 per share if redeemed thereafter and on or before January 31, 1988; and
     $28.125 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to February 1, 1978 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 7.311% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 30,000,000. The total number of shares constituting the series designated "8%
Redeemable First Preferred Stock" is 2,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 6th day of December, 1972.


                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on December 6, 1972.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR






















                         EXHIBIT 17

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 8.20% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President, and J. F. TAYLOR, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On October 16, 1973, at 3:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 2,000,000 shares of this corporation's unissued Redeemable First Preferred Stock shall constitute a series designated "8.20% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 8.20% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.00 per share if redeemed on or before October 31, 1978;
     $29.375 per share if redeemed thereafter and on or before October 31, 1983;
     $28.75 per share if redeemed thereafter and on or before October 31, 1988; and
     $28.125 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to November 1, 1978 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 7.494% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 30,000,000. The total number of shares constituting the series designated "8.20%
Redeemable First Preferred Stock" is 2,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 18th day of October, 1973.


                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on October 18, 1973.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR























                         EXHIBIT 18

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 9.48% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President, and J. F. TAYLOR, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On March 26, 1974, at 2:15 o'clock p.m., a special meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 3,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "9.48% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 9.48% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.25 per share if redeemed on or before April 30, 1979;
     $29.50 per share if redeemed thereafter and on or before April 30, 1984;
     $28.75 per share if redeemed thereafter and on or before April 30, 1989; and
     $28.125 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to May 1, 1979 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 8.66% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 30,000,000. The total number of shares constituting the series designated "9.48%
Redeemable First Preferred Stock" is 3,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 27th day of March, 1974.

                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[CORPORATE SEAL OF
PACIFIC GAS AND
ELECTRIC COMPANY]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on March 27, 1974.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR


























                         EXHIBIT 19

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 10.46% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President and J. F. TAYLOR, the Secretary, of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On November 5, 1975, at 3:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 3,500,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "10.46% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 10.46% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.10 per share if redeemed on or before October 31, 1985;
     $28.80 per share if redeemed thereafter and on or before October 31, 1988;
     $28.15 per share if redeemed thereafter and on or before October 31, 1990; and
     $27.75 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to November 1, 1985, for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other or such security issue (computed in accordance with generally accepted financial practice) is below 9.83% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 60,000,000. The total number of shares constituting the series designated "10.46% Redeemable First Preferred Stock" is 3,500,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 6th day of November, 1975.


                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[Corporate seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on November 6, 1975.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR























                         EXHIBIT 20

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 10.18% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President and J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On March 30, 1976, at 2:00 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 4,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "10.18% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 10.18% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.00 per share if redeemed on or before April 30, 1981;
     $29.25 per share if redeemed thereafter and on or before April 30, 1986;
     $28.50 per share if redeemed thereafter and on or before April 30, 1991; and
     $27.75 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to May 1, 1981, for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 9.586% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 60,000,000. The total number of shares constituting the series designated "10.18% Redeemable First Preferred Stock" is 4,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 31st day of March, 1976.


                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on March 31, 1976.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR

























                         EXHIBIT 21

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 9.30% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President and J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On March 1, 1977 at 2:15 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 4,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "9.30% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 9.30% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $29.80 per share if redeemed on or before March 31, 1982;
     $29.10 per share if redeemed thereafter and on or before March 31, 1987;
     $28.40 per share if redeemed thereafter and on or before March 31, 1992; and
     $27.75 per share if redeemed thereafter;

provided, that none of such shares shall be redeemed prior to April 1, 1982, for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 8.734% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 60,000,000. The total number of shares constituting the series designated "9.30%
Redeemable First Preferred Stock" is 4,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 2nd day of March, 1977.

                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on March 2, 1977.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR
























                         EXHIBIT 22

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
          OF 10.28% REDEEMABLE FIRST PREFERRED STOCK


     We, JOHN F. BONNER, the President and J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On May 23, 1978, at 1:30 o'clock p.m., an adjourned meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at the said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 5,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "10.28% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 10.28% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.00 per share if redeemed on or before May 31, 1983;
     $29.25 per share if redeemed thereafter and on or before May
     31, 1988;
     $28.50 per share if redeemed thereafter and on or before May
     31, 1993; and
     $27.75 per share if redeemed thereafter;

provided that none of such shares shall be redeemed prior to June 1, 1983 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 9.68% per annum.

     2. The total number of shares of First Preferred Stock which this corporation is authorized to issue is 60,000,000. The total number of shares constituting the series designated "10.28% Redeemable First Preferred Stock" is 5,000,000. None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 24th day of May, 1978.

                                   JOHN F. BONNER
                                   President of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on May 24, 1978.


                                   JOHN F. BONNER
                            --------------------------------
                                   JOHN F. BONNER


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR

























                         EXHIBIT 23
          CERTIFICATE OF DETERMINATION OF PREFERENCES
                             OF
     9% REDEEMABLE $100 FIRST PREFERRED STOCK, $100 PAR VALUE
                             OF
               PACIFIC GAS AND ELECTRIC COMPANY


WHEREAS, the Articles of Incorporation of this corporation provide for a class of stock known as $100 First Preferred Stock, issuable from time to time in one or more series, of which a series of such class of stock was issued as the 9% Redeemable $100 First Preferred Stock, $100 par value (herein called the
"9% Series"); and

WHEREAS, this corporation is obligated to redeem for sinking fund purposes 75,000 shares annually on November 15 commencing
November 15, 1985, and ending on November 15, 2004; and

WHEREAS, this corporation elected to redeem 150,000 shares of the 9% Series on November 15, 1992; and

WHEREAS, the Certificate of Determination of Preferences adopting the 9% Series states that shares of that series which have been redeemed or purchased may not be reissued as shares of that series; and

WHEREAS, pursuant to California Corporations Code Section 510(b), a California corporation must amend its Articles of Incorporation upon acquisition of shares to reduce the number of authorized shares when the corporation's Articles of Incorporation prohibit the reissue of shares upon acquisition thereof by the corporation; and

WHEREAS, it is in the best interest of this corporation to amend
Exhibit 23 to this corporation's Articles of Incorporation to reduce the number of shares that constitute the 9% Series by an additional 150,000 to 450,000 in order to comply with
Section 510(b) described above.

NOW THEREFORE BE IT RESOLVED THAT the foregoing amendment to
Exhibit 23 to this corporation's Articles of Incorporation is hereby approved; and

BE IT FURTHER RESOLVED, that Exhibit 23 is hereby approved and adopted as restated in its entirety as follows:

     (a) This series of $100 First Preferred Stock shall be designated 9% Redeemable $100 First Preferred Stock.

     (b) The number of shares constituting the 9% Series shall be 450,000.

     (c) The holders of shares of the 9% Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of 9 percent of par value thereof per annum, and no more, payable quarterly on the fifteenth day of February, May, August and November each year for the three-month period ending on the last day of the preceding month; provided, however, that the first such dividend shall be payable on November 15, 1979, in respect of the partial dividend period beginning on the date of issue of the stock and ending on October 31, 1979. Such dividends shall be cumulative with respect to each share from the date of issuance thereof.

No dividend shall be declared or paid on any shares of the 9% Series or on any shares of any other series or class of preferred stock unless a ratable dividend on the 9% Series and such other series or class of preferred stock, in proportion to the full preferential amounts to which each series or class is entitled, is declared and is paid or set apart for payment. As used herein, the term "preferred stock" shall mean all series of the First Preferred Stock and the $100 First Preferred Stock and any other class of stock ranking equally with the First Preferred Stock and the $100 First Preferred Stock as to preference in dividends and liquidation rights, notwithstanding that shares of such series and classes may differ as to the amounts of dividends or liquidation payments to which they are entitled.

No junior shares or shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, and no moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of junior shares or shares of preferred stock, unless full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment. As used herein, the term "junior shares" shall mean common shares or any other shares ranking junior to the preferred stock either as to dividends or upon liquidation, dissolution or winding up.

     (d) (i) Shares of the 9% Series may be redeemed at the option of the corporation, in whole or in part, on any date upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at a price equal to the sum of $100 a share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, plus a premium determined as follows: If redeemed during the twelve months' period ending November 14:

1980  . . . . . . . .  $9.000        1993  . . . . . . . . $4.125
1981  . . . . . . . .   8.625        1994  . . . . . . . .  3.750
1982  . . . . . . . .   8.250        1995  . . . . . . . .  3.375
1983  . . . . . . . .   7.875        1996  . . . . . . . .  3.000
1984  . . . . . . . .   7.500        1997  . . . . . . . .  2.625
1985  . . . . . . . .   7.125        1998  . . . . . . . .  2.250
1986  . . . . . . . .   6.750        1999  . . . . . . . .  1.875
1987  . . . . . . . .   6.375        2000  . . . . . . . .  1.500
1988  . . . . . . . .   6.000        2001  . . . . . . . .  1.125
1989  . . . . . . . .   5.625        2002  . . . . . . . .   .750
1990  . . . . . . . .   5.250        2003  . . . . . . . .   .375
1991  . . . . . . . .   4.875        2004  . . . . . . . .   .000
1992  . . . . . . . .   4.500

the total sum so payable being herein referred to as the "Redemption Price."

Prior to November 15, 1989, no optional redemption of shares of the 9% Series may be made as a part of, or in anticipation of, any refunding operation involving the application, directly or indirectly, of moneys obtained through the issuance and sale of common stock or of moneys borrowed by or for the account of the corporation at an interest cost (calculated in accordance with generally accepted financial practice) of less than 9% per annum or of moneys derived through the issuance by the corporation of any shares ranking prior to its common stock having a dividend cost (so calculated) of less than 9% of the offering price of such shares.

(ii) Shares of the 9% Series shall also be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, the corporation shall set aside in cash, annually on November 15 commencing with November 15, 1985, and ending on November 15, 2004, an amount sufficient to redeem, at the Sinking Fund Redemption Price, 75,000 shares of the 9% Series. The Sinking Fund shall be cumulative so that if on any such November 15 the funds of the corporation legally available therefor shall be insufficient to permit any such amount to be set aside in full, or if for any other reason such amount shall not have been set aside in full, the amount of the deficiency shall be set aside, but without interest, before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, or any moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of any junior shares or any shares of preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the Company may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of the 9% Series being redeemed bears to the aggregate number of shares of the 9% Series then due to be redeemed.

Moneys in the Sinking Fund shall be applied on such November 15 to the redemption of shares of the 9% Series. The corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

In addition, the corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on November 15, 1985, and on any November 15 thereafter, not more than 75,000 additional shares of such Series. This right shall not be cumulative and shall be lost to the extent not exercised on any such November 15. Optional redemptions at the Sinking Fund Redemption Price shall be limited to an aggregate of 562,500 shares.

No redemption of shares of the 9% Series (other than as required by the first paragraph of this section (d)(ii) nor any other purchase or acquisition of shares of the 9% Series by the corporation shall constitute a redemption of such shares in lieu of or as a credit against any Sinking Fund redemption required by this section (d)(ii).

(iii) Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of the 9% Series so to be redeemed, at their respective addresses as the same shall appear on the records of the corporation, or as given by such holder to the corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. In any case, failure duly to give notice by mail, or any defect in notice, to the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

In case of the redemption of less than all shares of the 9% Series at the time outstanding, the aggregate number of shares of such Series to be redeemed shall be allocated among the respective holders thereof so that the number of shares to be redeemed from each holder of at least 1,000 shares of such Series shall bear the same ratio (to the nearest whole share) to the aggregate number of shares of such Series then to be redeemed as the number of outstanding shares of such Series then held by such holder bears to the aggregate number of shares of such Series then outstanding. Any shares of the 9% Series which have been redeemed or purchased by the corporation shall be deemed not to be outstanding. Any of the shares which are redeemed or purchased shall not be reissued as shares of the 9% Series. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the terms and conditions upon which the shares of the 9% Series shall be redeemed.

If the giving of notice of redemption shall have been completed as above provided, then, from and after the date fixed for such redemption, unless default be made by the corporation in paying the amount due upon redemption, dividends on the shares called for redemption shall cease to accrue, and such shares shall be deemed to be redeemed and shall be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the corporation upon surrender of their certificates the amount payable upon redemption without interest.

     (e) Upon liquidation, dissolution or winding up of the corporation, the holders of shares of the 9% Series shall be entitled to receive the liquidation value per share, which is hereby fixed at $100 a share, plus an amount equal to the dividends accrued and unpaid thereon at such time, whether or not earned or declared.

If, upon any liquidation, dissolution or winding up of the corporation, the liquidation value of the shares of the 9% Series and any other series or class of preferred stock is not paid in full, the holders of shares of the 9% Series and such other series or class of preferred stock shall share ratably in any distribution of assets in proportion to the full preferential amounts to which each series or class is entitled.

     (f) (i) If the date for payment of any dividend or the date fixed for redemption of any share of the 9% Series shall not be a business day, then payment of the dividend or applicable redemption price need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date for payment of such dividend or date fixed for redemption.

     (ii) Dividends shall be computed on the basis of a 360-day year of twelve 30-day months.




















































                         EXHIBIT 24

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 12.80% REDEEMABLE FIRST PREFERRED STOCK


     We, B. W. SHACKELFORD, the President and J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On July 16, 1980, a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 5,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "12.80% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 12.80% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $30.70 per share if redeemed on or before July 31, 1985;
     $29.70 per share if redeemed thereafter and on or before July 31, 1990;
     $28.70 per share if redeemed thereafter and on or before July 31, 1995; and
     $27.75 per share if redeemed thereafter;

provided that none of such shares shall be redeemed prior to August 1, 1985 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 12.07% per annum.

     2. The total number of shares constituting the series designated "12.80% Redeemable First Preferred Stock" is
5,000,000.  None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said President and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 17th day of July, 1980.


                                 B. W. SHACKELFORD
                                   President of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on July 17, 1980.


                                   B. W. SHACKELFORD
                            --------------------------------
                                   B. W. SHACKELFORD


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR




























                         EXHIBIT 25

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 16.24% REDEEMABLE FIRST PREFERRED STOCK


     We, FREDERICK W. MIELKE, JR., the Chairman of the Board and
J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On March 18, 1981, a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 5,000,000 shares of this corporation's unissued Redeemable First Preferred Stock, $25 par value, shall constitute a series designated "16.24% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 16.24% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $31.55 per share if redeemed on or before March 31, 1986;
     $30.25 per share if redeemed thereafter and on or before March 31, 1991;
     $29.00 per share if redeemed thereafter and on or before March 31, 1996; and
     $27.75 per share if redeemed thereafter;

provided that none of such shares shall be redeemed prior to April 1, 1986 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 15.38% per annum.

     2. The total number of shares constituting the series designated "16.24% Redeemable First Preferred Stock" is
5,000,000.  None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said Chairman of the Board and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 18th day of March, 1981.


                              FREDERICK W. MIELKE, JR.
                              Chairman of the Board of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on March 18, 1981.


                              FREDERICK W. MIELKE, JR.
                            --------------------------------
                            FREDERICK W. MIELKE, JR.


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR



























                         EXHIBIT 26

               PACIFIC GAS AND ELECTRIC COMPANY
          CERTIFICATE OF DETERMINATION OF PREFERENCES
           OF 17.38% REDEEMABLE FIRST PREFERRED STOCK


     We, FREDERICK W. MIELKE, JR., the Chairman of the Board and
J. F. TAYLOR, the Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized under the laws of the State of California and having its office and principal place of business in the City and County of San Francisco, State aforesaid, do hereby certify:

     1. On January 20, 1982, a regular meeting of the Board of Directors of Pacific Gas and Electric Company was duly held at its principal office in the building designated 77 Beale Street in the City and County of San Francisco. A quorum of said Board was at all times present and acting at said meeting. Pursuant to Article Sixth of said corporation's Articles of Incorporation the following resolution was duly adopted at said meeting by the unanimous vote of the members present:

     BE IT RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 3,000,000 shares of this corporation's unissued First Preferred Stock, $25 par value, shall constitute a series designated "17.38% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 17.38% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be

     $31.85 per share if redeemed on or before January 31, 1987;
     $30.50 per share if redeemed thereafter and on or before January 31, 1992;
     $29.10 per share if redeemed thereafter and on or before January 31, 1997; and
     $27.75 per share if redeemed thereafter;

provided that none of such shares shall be redeemed prior to February 1, 1987 for the purpose or in anticipation of refunding any such shares through the issuance of common stock or through the use of borrowed funds or of proceeds raised from the issue of any other security if the effective cost of money to the Company of such borrowing or other security issue (computed in accordance with generally accepted financial practice) is below 16.384% per annum.

     2. The total number of shares constituting the series designated "17.38% Redeemable First Preferred Stock" is
3,000,000.  None of the shares of said series has been issued.

     IN WITNESS WHEREOF we, the said Chairman of the Board and the Secretary, have hereunto subscribed our names and caused the corporate seal of PACIFIC GAS AND ELECTRIC COMPANY to be affixed this 20th day of January, 1982.


                              FREDERICK W. MIELKE, JR.
                              Chairman of the Board of
                         Pacific Gas and Electric Company
[Corporate Seal of
Pacific Gas and
Electric Company]                  J. F. TAYLOR
                                   Secretary of
                         Pacific Gas and Electric Company



     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at San Francisco, California, on January 20, 1982.


                              FREDERICK W. MIELKE, JR.
                            --------------------------------
                              FREDERICK W. MIELKE, JR.


                                   J. F. TAYLOR
                            --------------------------------
                                   J. F. TAYLOR




























                         EXHIBIT 27

          CERTIFICATE OF DETERMINATION OF PREFERENCES
   10.17% REDEEMABLE $100 FIRST PREFERRED STOCK, $100 PAR VALUE
               PACIFIC GAS AND ELECTRIC COMPANY


WHEREAS, the Articles of Incorporation of this corporation provide for a class of stock known as $100 First Preferred Stock, issuable from time to time in one or more series, of which a series of such class of stock was issued as the 10.17% Redeemable $100 First Preferred Stock, $100 par value (herein called the "10.17% Series"); and

WHEREAS, this corporation is obligated to redeem for sinking fund purposes 51,225 shares annually on August 15, 1989 through 1999;
28,875 shares annually on August 15, 2000 through 2002; and 99,900 shares on August 15, 2003; and

WHEREAS, this corporation elected to redeem 51,225 shares of the 10.17% Series on August 15, 1992; and

WHEREAS, the Certificate of Determination of Preferences adopting the 10.17% Series states that the shares of that series which have been redeemed or purchased may not be reissued as shares of that series; and

WHEREAS, pursuant to California Corporations Code Section 510(b), a California corporation must amend its Articles of Incorporation upon the acquisition of shares to reduce the number of authorized shares when the corporation's Articles of Incorporation prohibit the reissue of shares upon acquisition thereof by the corporation; and

WHEREAS, it is in the best interest of this corporation to amend
Exhibit 27 to this corporation's Articles of Incorporation to reduce the number of shares that constitute the 10.17% Series by 51,225 shares to 395,100 in order to comply with Section 510(b) described above.

NOW THEREFORE BE IT RESOLVED THAT the foregoing amendment to
Exhibit 27 to this corporation's Articles of Incorporation is hereby approved; and

BE IT FURTHER RESOLVED, that Exhibit 27 is hereby approved and adopted as restated in its entirety as follows:

     (a) This series of $100 First Preferred Stock shall be designated 10.17% Redeemable $100 First Preferred Stock.

     (b) The number of shares constituting the 10.17% Series shall be 395,100.

     (c) The holders of shares of the 10.17% Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of 10.17 percent of par value thereof per annum, and no more, payable quarterly on the fifteenth day of February, May, August and November each for the three-month period ending on the day preceding such payment date; provided, however, that the first such dividend shall be payable on November 15, 1983 in respect of the dividend period beginning on the date of issue of the stock and ending on November 14, 1983. Such dividends shall be cumulative with respect to each share from the date of issuance thereof.

     No dividend shall be declared or paid on any shares of the 10.17% Series or on any shares of any other series or class of preferred stock unless a ratable dividend on the 10.17% Series and such other series or class of preferred stock, in proportion to the full preferential amounts to which each series or class is entitled, is declared and is paid or set apart for payment. As used herein, the term "preferred stock" shall mean all series of the first preferred stock, $25 par value per share (the "First Preferred Stock") and the $100 First Preferred Stock and any other class of stock ranking equally with the First Preferred Stock and the $100 First Preferred Stock as to preference in dividends and liquidation rights, notwithstanding that shares of such series and classes may differ as to the amounts of dividends or liquidation payments to which they are entitled.

     No junior shares or shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, and no monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of junior shares or shares of preferred stock, unless full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment. As used herein, the term "junior shares" shall mean common shares or any other shares ranking junior to the preferred stock either as to dividends or upon liquidation, dissolution or winding up.

     (d)(i) Shares of the 10.17% Series may be redeemed at the option of the corporation, in whole or in part, on any date upon at least thirty (30) days' notice as hereinafter provided, out of any funds of the corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment, at any time on or after August 15, 1993, at a price equal to the sum of $100 a share plus an amount equal to the dividends accrued and unpaid to the date fixed for redemption, whether or not earned or declared, plus a premium determined as follows: If redeemed during the twelve months' period ending August 14:

1994. . . . . . .   $4.82              1999. . . . . . .    2.14
1995. . . . . . .    4.28              2000. . . . . . .    1.61
1996. . . . . . .    3.75              2001. . . . . . .    1.07
1997. . . . . . .    3.21              2002. . . . . . .     .53
1998. . . . . . .    2.68              2003. . . . . . .     .00

the total sum so payable being herein referred to as the "Redemption Price."

     (ii) Shares of the 10.17% Series shall also be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $100 per share plus an amount equal to the dividends accrued and unpaid thereon to the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, the corporation shall redeem 51,225 shares of the 10.17% Series annually on each August 15th, from 1989 through 1999, inclusive; 28,875 shares annually on each August 15th from 2,000 through 2002, inclusive; and 99,900 shares on August 15, 2003, at the Sinking Fund Redemption Price. The Sinking Fund shall be cumulative so that if on any such August 15 the funds of the corporation legally available therefor shall be insufficient to permit the required redemption in full, or if for any other reason such redemption shall not have been made in full, the remaining shares of the 10.17% Series so required to be redeemed shall be redeemed before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, or any monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption or any junior shares or any shares of preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series of class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of the 10.17% Series being redeemed bears to the aggregate number of shares of the 10.17% Series then due to be redeemed.

     In addition, the corporation shall have the right, at its option, to redeem at the Sinking Fund Redemption Price on August 15, 1989, and on any August 15 thereafter, up to the same number of shares of the 10.17% Series it is required to redeem through the Sinking Fund on such date. This right shall not be cumulative and shall be lost to the extent not exercised on any such August 15. Optional redemptions at the Sinking Fund Redemption Price shall be limited to an aggregate of 150,000 shares.

     No redemption of shares of the 10.17% Series (other than as required by the first paragraph of this section (d)(ii)) nor any other purchase or acquisition of shares of the 10.17% Series by the corporation shall constitute a redemption of such shares in lieu of or as a credit against any Sinking Fund redemption required by this section (d)(ii).

     Moneys available for the Sinking Fund shall be applied on each such August 15 to the redemption of shares of the 10.17% Series. The corporation shall, prior to each such Sinking Fund redemption, give notice of redemption as hereinafter provided.

     (iii) Notice of every redemption shall be sent by certified mail, return receipt requested, to the holders of record of the shares of the 10.17% Series so to be redeemed, at their respective addresses as the same shall appear on the records of the corporation, or as given by such holder to the corporation for the purpose of notice, or if no such address appears or is so given, at the place where the principal office of the corporation is located. Such notice shall be mailed at least thirty (30) but not more than sixty (60) days in advance of the date fixed for such redemption. Each such notice of redemption shall state how many, if not all, of the shares of the Series are to be redeemed, the date fixed for redemption, the Redemption Price and/or Sinking Fund Redemption Price and the manner and place of payment of such Redemption Price and/or Sinking Fund Redemption Price.

     Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder of any share designated for redemption shall not affect the validity of the proceedings for the redemption of any other share.

     In case of the redemption of less than all shares of the 10.17% Series at the time outstanding, the aggregate number of shares of such Series to be redeemed shall be allocated among the respective holders thereof so that the number of shares to be redeemed from each holder of at least 1,000 shares of such Series shall bear the same ratio (to the nearest whole share) to the aggregate number of shares of such Series then to be redeemed as the number of outstanding shares of such Series then held by such holder bears to the aggregate number of shares of such Series then outstanding. Any shares of the 10.17% Series which have been redeemed, purchased or otherwise acquired by the corporation shall be deemed not to be outstanding and shall not be reissued as shares of the 10.17% Series. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the terms and conditions upon which the shares of the 10.17% Series shall be redeemed.

     If the giving of notice of redemption shall have been completed as above provided, then, from and after the date fixed for such redemption, unless default be made by the corporation in paying the amount due upon redemption, dividends on the shares called for redemption shall cease to accrue, and such shares shall be deemed to be redeemed and shall be no longer outstanding, and the holders thereof shall cease to be shareholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the corporation upon surrender of their certificates the amount payable upon redemption without interest.

     (e) Upon liquidation, dissolution or winding up of the corporation, the holders of shares of the 10.17% Series shall be entitled to receive the liquidation value per share, which is hereby fixed at $100 a share, plus an amount equal to the dividends accrued and unpaid thereon at such time, whether or not earned or declared.

     If, upon any liquidation, dissolution or winding up of the corporation, the liquidation value of the series of the 10.17% Series and any other series or class of preferred stock is not paid in full, the holders of shares of the 10.17% Series and such other series or class of preferred stock shall share ratably in any distribution of assets in proportion to the full preferential amounts to which each series or class is entitled.

     (f)(i) If the date for payment of any dividend or the date fixed for redemption of any share of the 10.17% Series shall not be on a business day, then payment of the dividend or applicable redemption price need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date for payment of such dividend or date fixed for redemption.

     (ii) Dividend shall be computed on the basis of a 360-day year of twelve 30-day months.












                         EXHIBIT 28

          CERTIFICATE OF DETERMINATION OF PREFERENCES
          OF 7.44% REDEEMABLE FIRST PREFERRED STOCK OF
               PACIFIC GAS AND ELECTRIC COMPANY


RICHARD A. CLARKE and BRIAN L. McGRATH certify that:

     1.   They are the Chairman of the Board and Chief Executive
Officer, and an Assistant Corporate Secretary, respectively, of Pacific Gas and Electric Company, a California corporation.

     2. The number of shares constituting the series of the 7.44% Redeemable First Preferred Stock is 5,000,000, none of which has been issued.

     3. Pursuant to authority delegated by the Board of Directors, the Finance Committee of the Board of Directors duly adopted the following resolution:

     BE IT FURTHER RESOLVED by the Finance Committee of the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY, pursuant to authority heretofore conferred, that 5,000,000 shares of this corporation's unissued First Preferred Stock, $25 par value, shall constitute a series designated "7.44% Redeemable First Preferred Stock"; that the dividend rate of such shares shall be 7.44% of the par value per year; that such shares shall have no conversion rights; and that the redemption price of such shares shall be $25.00, provided that none of such shares shall be redeemed prior to August 1, 1997, for any purpose.

     We further declare under penalty of perjury under the laws of the State of California that we have read the foregoing certificate and know the contents thereof and that the same is true and correct of our own knowledge.

Date:  August 5, 1992


                                   RICHARD A. CLARKE
                                   ------------------------------
                                   RICHARD A. CLARKE
                                   Chairman of the Board and
                                   Chief Executive Officer


                                   BRIAN L. McGRATH

                                   ------------------------------
                                   BRIAN L. McGRATH
                                   Assistant Corporate Secretary



                         EXHIBIT 29

                  CERTIFICATE OF DETERMINATION
                     OF PREFERENCES OF
          6.57% REDEEMABLE FIRST PREFERRED STOCK OF
               PACIFIC GAS AND ELECTRIC COMPANY


RICHARD A. CLARKE and KENT M. HARVEY certify that:

     1. They are the Chairman of the Board and Chief Executive officer, and Corporate Secretary, respectively, of Pacific Gas and Electric Company, a California corporation.

     2. The number of shares constituting the series of the 6.57% Redeemable First Preferred Stock is 3,000,000, none of which has been issued.

     3. The Board of Directors has duly adopted the following resolution:

     BE IT FURTHER RESOLVED by the Board of Directors of PACIFIC GAS AND ELECTRIC COMPANY that 3,000,000 shares of this corporation's unissued First Preferred Stock, $25 par value, shall constitute a series designated "6.57% Redeemable First Preferred Stock" (hereinafter referred to as the "6.57% Series"); and

     BE IT FURTHER RESOLVED that the terms of the 6.57% Series are hereby fixed as follows:

     (a) The holders of shares of the 6.57% Series shall be entitled to receive, when and as declared by the Board of Directors, dividends at the rate of 6.57 percent of par value thereof per annum, and no more. Such dividends shall be cumulative with respect to each share from the date of issuance thereof.

     (b) No dividend shall be declared or paid on any shares of the 6.57% Series or on any shares of any other series or class of preferred stock unless a ratable dividend on the 6.57% Series and such other series or class of preferred stock, in proportion to the full preferential amounts to which each series or class is entitled, is declared and is paid or set apart for payment. As used herein, the term "preferred stock" shall mean all series of the first preferred stock, $25 par value per share, and first preferred stock, $100 par value per share, and any other class of stock ranking equally with the preferred stock as to preference in dividends and liquidation rights, notwithstanding that shares of such series and classes may differ as to the amounts of dividends or liquidation payments to which they are entitled.

     (c) No junior shares or shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, and no moneys shall be paid to or set aside or made available for a sinking fund for the purchase or redemption of junior shares or shares of preferred stock, unless full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set aside for payment. As used herein, the term "junior shares" shall mean common shares or any other shares ranking junior to the preferred stock either as to dividends or upon liquidation, dissolution, or winding up.

     (d) The shares of the 6.57% Series shall not be subject to redemption by this corporation prior to July 31, 2002. On or after July 31, 2002, the redemption price shall be $25.00 per share, together with an amount equal to all accumulated and unpaid dividends thereon to and including the date of redemption.

     (e) Shares of the 6.57% Series shall also be subject to redemption through the operation of a sinking fund (herein called the "Sinking Fund") at the redemption price (the "Sinking Fund Redemption Price") of $25.00 per share plus an amount equal to the accumulated and unpaid dividends thereon to and including the redemption date, whether or not earned or declared. For the purposes of the Sinking Fund, out of any funds of the corporation legally available therefor remaining after full cumulative dividends upon all series and classes of preferred stock then outstanding to the end of the dividend period next preceding the date fixed for such redemption (and for the current dividend period if the date fixed for such redemption is a dividend payment date) shall have been declared and shall have been paid or set apart for payment, the corporation shall redeem 150,000 shares of the 6.57% Series annually on each July 31, from 2002 through 2006, inclusive, and 2,250,000 shares on July 31, 2007, at the Sinking Fund Redemption Price. The Sinking Fund shall be cumulative so that if on any such July 31 the funds of the corporation legally available therefor shall be insufficient to permit the required redemption in full, or if for any other reason such redemption shall not have been made in full, the remaining shares of the 6.57% Series so required to be redeemed shall be redeemed before any cash dividend shall be paid or declared, or any distribution made, on any junior shares or before any junior shares or any shares of preferred stock shall be purchased, redeemed or otherwise acquired by the corporation, or any monies shall be paid to or set aside or made available for a sinking fund for the purchase or redemption or any junior shares or any shares of preferred stock; provided, however, that, notwithstanding the existence of any such deficiency, the corporation may make any required sinking fund redemption on any other series or class of preferred stock if the number of shares of such other series or class of preferred stock being so redeemed bears (as nearly as practicable) the same ratio to the aggregate number of shares of such other series or class then due to be redeemed as the number of shares of the 6.57% Series being redeemed bears to the aggregate number of shares of the 6.57% Series then due to be redeemed.

     (f) Shares of the 6.57% Series redeemed otherwise than as required by section (e) or purchased or otherwise acquired by the corporation may, at the option of the corporation, be applied as a credit against any Sinking Fund redemption required by section
(e). Moneys available for the Sinking Fund shall be applied on each such July 31 to the redemption of shares of the 6.57% Series.

     (g) Any shares of the 6.57% Series which have been redeemed, purchased, or otherwise acquired by the corporation shall become authorized and unissued shares of the First Preferred Stock, $25 par value, but shall not be reissued as shares of the 6.57% Series.

     (h) Upon liquidation, dissolution, or winding up of the corporation, the holders of shares of the 6.57% Series shall be entitled to receive the liquidation value per share, which is hereby fixed at $25.00 per share, plus an amount equal to all accumulated and unpaid dividends thereon at such time, whether or not earned or declared.

     (i) Dividends shall be computed on a basis of a 360-day year of twelve 30-day months.

     (j) If the date for payment of any dividend or the date fixed for redemption of any share of the 6.57% Series shall not be on a business day, then payment of the dividend or applicable redemption price need not be made on such date, but may be made on the next succeeding business day with the same force and effect as if made on the date for payment of such dividend or date fixed for redemption.

     We further declare under penalty of perjury under the laws of the State of California that we have read the foregoing certificate and know the content thereof and that the same is true and correct of our own knowledge.

Date:  September 17, 1992


                                   RICHARD A. CLARKE
                                   ------------------------------
                                   RICHARD A. CLARKE
                                   Chairman of the Board and
                                   Chief Executive Officer


                                   KENT M. HARVEY
                                   ------------------------------
                                   KENT M. HARVEY
                                   Corporate Secretary